Transfer of Financial Assets	12 Months Ended
Dec. 31, 2025
Disclosure of transfer of financial assets [Abstract]
Transfer of Financial Assets

NOTE 49. TRANSFER OF FINANCIAL ASSETS
All portfolio sales carried out by the Group are without recourse; therefore, the Group has transferred the rights to the cash flows from the financial assets or entered into a qualifying pass-through arrangement while (i) also transferring substantially all risks and rewards of ownership of the assets or (ii) neither transferring substantially all risks and rewards of ownerships, but not retaining control. As a consequence those assets qualify for full derecognition.
When this derecognition takes place, the difference between the book value and the value in the offsetting entry is charged to Income.